SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 11, 2005
BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (843) 216-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 11, 2005, Blackbaud, Inc.’s majority stockholder, Hellman & Friedman Capital Partners III, L.P., together with its affiliates H&F Orchard Partners III, L.P. and H&F International Partners III, L.P., distributed 5,000,000 shares of Blackbaud common stock held by them to their investors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.
Date: August 11, 2005	/s/ Timothy V. Williams
Timothy V. Williams,
Vice President and Chief Financial Officer

3